UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)

(Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

ARCHER BALANCED FUND

AUGUST 31, 2010

To Our Shareholders,

The Archer Balanced Fund had a total return of 4.23% for the Year ended August 31, 2010 and -.73% annualized since inception (September 27, 2005) compared to a total return of 14.88% and 3.93% for the Dow Jones U.S. Moderate Relative Risk Index (see chart above), respectively.

Performance Review

The Fund’s annual performance lagged the blended benchmark of the Dow Jones U.S. Moderate Relative Risk Index. The blended index is the index this Fund uses for comparison purposes as noted in the chart above.  The Archer Balanced Fund focuses on Large Cap Value and shorter duration debt than the index, thus the underperformance.  The years 2009 and 2010 have thus far been very tough for those investing in Large Cap Value as it has been the laggard for both years so far in equity style.  The year ending August 31, 2010 was a decent year however for the overall stock market as earnings returned, estimates have rebounded, and companies earnings have guided a bit higher for the overall markets.  We think the chances of a double dip recession are in the single digits as the Fed is embarking on a $600 billion campaign of quantitative easing.  We (the Advisor) continue to estimate Fair Value of the S&P 500 near 1250 by year end and are now looking at 1340 to 1400 by year-end 2012.  The catalyst to drive the market higher is three-fold.  The first being a large number of companies are reporting better than expected earnings.  The second is action by the Fed to keep interest rates artificially low thus compelling people to move to stocks as the risk aversion trade.  Finally, herd mentality of the expansion of multiples could drive the markets beyond the expectations set out above.

We have continued the theme of prior year by managing our risk and increased our exposure to short-term corporate bonds over the last year as well as Certificates of Deposit which guarantee our principal yet allow us to participate in the upside of the market to a degree.  We closed out our position of shorting the US Treasury markets by realizing it is getting more and more difficult to fight the Fed even though we believe overall interest rates are heading higher.

Equity Portfolio

Over the last year, the market has continued to rise from not only rising estimates of the overall stock market earnings, but the angst of a fatal recession has also since passed.

•

During the last year, we have taken positions in several new holdings but continued the same theme from previous years with Health Care, Utilities, and other stocks which have decent cash flow.  We did however reduce our positions in Cubist Pharmaceuticals and sold our position in Hudson City Bank.  We initiated positions in companies like H&R Block and several others while exiting some of our positions in companies like Boeing.  Once the stocks get close to their historical mean in terms of earnings power, we will often take our positions off the table.

•

Similar to last time, we have maintained our positions in Health Care and Utilities not only for their inflation hedge, but the earnings power and little decline they experienced in the latest stock market crash.  We have added to both sectors in the portfolio by either increasing our positions or entering new ones like we did with utility Exelon.  Again, as before, both sectors should hold up well if and when inflation rears its ugly head as we expect.  We have also initiated positions in a REIT, Government Properties Trust as well as moved heavily into certain financials that appear to have increased chances of earning power like JP Morgan.

We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining significant positions in Health Care, Utilities, and Energy.  We will look for additional sectors with long-term opportunity.

Fixed-Income Portfolio

The more boring side of the portfolio is chugging along.  We have continued to stay short-term on corporate positions and will likely do so.  We also cleaned out our position in shorting the US Treasury as mentioned prior.  Although time will tell if this position is correct, the carrying cost of owning the position is costing more than it may make in the near-term.  Interest rates is still one of those bubbles that just keeps continue growing.  It has been talked about so long on every TV show that it is getting less and less attention as it has become yesterday’s news and is not drawing any spectators.  This bubble when it pops, in our opinion will be large and get suds all over the place.  It will then be a hard to stand for those who took long positions in treasury bonds.  They will certainly slip and be a losing sector maybe for many years.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis putting valuations on the securities and adjusting the portfolio likewise.  There will be times when we discontinue holding a specific security if we feel the valuation is beyond a reasonable valuation of the company.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation plays back to a “buying” level, then you may see a re-entry into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors because they are hot currently.  All shareholders are encouraged to invest over a long-term horizon.

Utilities and Health Care have certainly not performed over the last year like many other sectors.  The current political pie of the day says it does not taste real good.  This regulatory burden on both industries will soon subside and both will come back closer to their historical norms in the future.

We will continue to monitor the fixed income side of the portfolio for prospects of inflation, declines in interest rates, and overall yield.

We will continue to monitor our turnover of positions to attempt to limit the tax effects of the sales of securities as well.  However, the tax ramifications are secondary to the valuation of the security.

We continue to purchase securities with a long-term time horizon of three to five years and maintain this policy when purchasing any new securities for the equity side of the portfolio.  We may continue to purchase one year notes and short-term equivalents if we feel it is the most appropriate place to invest given the current investment climate.

Thank you for your support for the past year as a shareholder of the Archer Balanced Fund, the managers of the Archer Balanced Fund are investing their own money right along with our shareholders to better align our interests with those we serve.  Our investment strategy is long-term and I am confident in the portfolio, our strategy, and the final outcome.  We welcome any comments or questions at any time.

The views expressed are those of the investment advisor as of August 31, 2010 and are not intended as a forecast or investment recommendations.

Sincerely,

Troy Patton

Archer Balanced Fund

Performance Illustration

August 31, 2010 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

August 31, 2010

Archer Balanced Fund                  $   9,644

Dow Jones U.S Moderate

Relative Risk Index                       $ 12,093

15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
Sep-05
Aug-06
Aug-07
Aug-08
Aug-09
Aug-10
Archer Balanced Fund
Dow Jones U.S. Moderate Relative Risk Index

Average Annual Total Returns

For the Periods Ended August 31, 2010

	Archer Balanced Fund	Dow Jones U.S. Moderate
		Relative Risk Index
1 Year	4.23%	14.88%
3 Year	(6.80)%	0.88%
Since Inception	(0.73)%	3.93%

Annual Fund Operating Expenses: **

Operating Expenses                                          2.01%

Less Waivers/Reimbursements                     (0.81)%

Net Annual Fund Operating Expenses           1.20%

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

** The Advisor has agreed to waive its advisory fees and/or reimburse fund expenses (excluding brokerage, commissions, underlying fund fees and expenses or extraordinary expenses) through December 31, 2010 to limit total annual fund operating expenses for the Fund to 1.20%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Balanced Fund

Graphical Illustration

August 31, 2010 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the total net assets.

	Archer Balanced Fund
	Schedule of Investments
	August 31, 2010

Shares/Principal		Fair Value

COMMON STOCK - 61.52%

Computer & Office Equipment - 6.30%
16,000	Cisco Systems, Inc. *	$ 319,760
9,800	Hewlett-Packard Co.	376,810
1,000	International Business Machines Corp.	123,130
6,248	Mediware Information Systems, Inc. *	64,354
		884,054
Drilling Oil & Gas Wells - 3.88%
17,500	Noble Corp.	544,600

Electric & Other Services Combined - 3.75%
6,300	DPL, Inc.	159,516
9,000	Exelon Corp.	366,480
		525,996
Electric Services - 5.27%
5,000	NextEra Energy, Inc.	268,650
8,000	Public Service Enterprises Group, Inc.	255,680
5,000	Progress Energy, Inc.	214,550
		738,880
Finance Services - 3.06%
15,000	H&R Block, Inc	192,450
16,000	Life Partners Holdings, Inc.	236,320
		428,770
Foreign Bank - 1.88%
6,000	Credit Suisse Group ***	263,280

Footwear - 1.50%
3,000	Nike, Inc. Class B	210,000

Guided Missiles & Space Vehicles & Parts - 2.68%
3,500	Lockheed Martin Corp.	243,320
3,000	Raytheon Co.	131,760
		375,080
Heavy Construction - 2.23%
7,000	Fluor Corp.	312,620

National Commercial Banks - 6.02%
15,000	The Bank of New York Mellon Corp.	363,900
13,200	JP Morgan Chase Co.	479,952
		843,852
Oil & Gas filed Machinery & Equipment - 1.34%
5,000	National Oilwell Varco, Inc.	188,150

Petroleum Refining - 3.01%
6,500	Total S.A. ***	303,225
2,000	Exxon Mobile Corp.	118,220
		421,445
Pharmaceutical Preparations - 13.16%
5,000	Merck & Co., Inc.	175,800
10,225	Abbott Laboratories	504,502
16,125	Bristol Myers Squibb Co.	420,540
8,000	Cubist Pharmaceuticals, Inc. *	176,240
10,000	Johnson & Johnson	570,200
		1,847,282
Retail - Drug Stores - 1.54%
8,000	CVS Caremark Corp.	215,840

Ship & Boat Building & Repairing - 0.80%
2,000	General Dynamics Corp.	111,740

Soap, Detergent & Cleaning Preparations - 0.64%
1,500	Procter & Gamble Co.	89,505

Sugar & Confectionery Products - 0.66%
2,000	Hershey Co.	92,940

Surgical & Medical Instruments - 2.28%
7,500	Baxter International, Inc.	319,125

Telephone Communications - 1.52%
30,000	Tellabs, Inc.	213,000

TOTAL FOR COMMON STOCK (Cost $9,083,224) - 61.52%		8,626,159

CORPORATE BONDS - 22.36%

Business Credit Institution - 0.72%
100,000	Caterpillar Financial Services, 4.50%, 2/15/11	101,348

Cement, Hydraulic - 0.76%
100,000	CRH America, Inc., 5.30%, 10/15/2013	107,232

Computer & Office Equipment - 1.18%
75,000	Dell, Inc., 4.70%, 4/15/2013	81,363
75,000	Hewlett-Packard Co., 4.75%, 6/2/14	84,085
		165,448
Electric Services - 0.39%
50,000	Appalachian Power Co., 4.95%, 2/1/15	54,558

Finance Services - 3.37%
100,000	Block Financial Corp., 5.125%, 10/30/14	105,659
300,000	Citigroup Funding, 10.00%, 5/28/25	291,000
75,000	GE Capital Corp., 4.95%, 3/15/19 **	75,734
		472,393
Heating Equipment - 0.61%
75,000	Fortune Brands, Inc., 6.375%, 6/15/14	84,894

Hospital & Medical Services Plans - 0.72%
100,000	United Health Group, 5.125%, 11/15/10	100,883

National Commercial Banks - 3.51%
400,000	Bank of America Corp., 13.13%, 5/13/30 **	384,000
50,000	JP Morgan Chase & Co., 6.625%, 3/15/12	53,974
50,000	Wells Fargo & Co., 5.25%, 10/23/12	53,772
		491,746
Plastics, Materials & Synthetic Resins - 0.39%
50,000	Dow Chemical Corp., 6.00%, 10/1/12	54,204

Refuse Systems - 0.55%
75,000	Allied Waste NA, Inc., Senior Note, 5.75%, 2/15/11	76,446

Retail - Variety Stores - 0.46%
60,000	Wal-Mart Stores, Inc., 4.25%, 4/15/13	64,992

Retail - Consumer Electronics Stores - 0.56%
70,000	Best Buy Company, Inc., 6.75%, 7/15/13	78,656

Retail - Lumber & Other Building Material Dealers - 1.32%
100,000	Home Depot, Inc., 5.20%, 3/1/11	102,072
75,000	Home Depot, Inc., 5.25%, 12/16/13	83,341
		185,413
Security Broker Dealers - 4.38%
75,000	Morgan Stanley & Co., 12.05% , 3/16/30 **	65,344
50,000	Morgan Stanley & Co., 10.00%, 3/31/30	50,000
500,000	Morgan Stanley & Co., 10.00%, 4/28/30	500,000
		615,344
Sugar & Confectionery Products - 0.75%
100,000	WM. Wrigley Jr. Co., 4.65%, 7/15/15	104,732

Telephone Communications - 1.60%
150,000	AT&T, Inc., 6.70%, 11/15/13	173,731
45,000	Verizon New York, Inc., 7.00%, 6/15/13	50,621
		224,352
Transportation Services - 1.09%
50,000	GATX Financial Corp., 5.50%, 2/15/12	52,040
100,000	Speedway Motors, Inc., 6.75%, 6/1/13	100,250
		152,290

TOTAL FOR CORPORATE BONDS (Cost $3,040,431) - 22.36%		3,134,931

STRUCTURED NOTES - 7.51%
499,000	HSBC Bank, NA, CD, 0.00%, 7/17/13 *	512,273
100,000	JP Morgan Chase Bank, NA, 0.00%, 11/25/11 *	105,970
100,000	JP Morgan Chase Bank, NA, 0.00%, 1/31/12 *	107,640
200,000	Suntrust Bank, Atlanta, GA, 0.00%, 9/22/14 *	215,103
100,000	Suntrust Bank, Atlanta, GA, 0.00%, 3/27/14 *	112,365

STRUCTURED NOTES (Cost $984,000) - 7.51%		1,053,351

REAL ESTATE INVESTMENT TRUST - 3.20%
17,500	Government Properties Investment Trust	449,225

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $428,593) - 3.20%		449,225

PREFERRED SECURITIES - 0.53%
3,000	Wells Fargo VII PFD, 5.85%, 5/1/33	74,190

TOTAL FOR PERFERRED SECURITIES (Cost $56,634) - 0.53%		74,190

MUNICIPAL BOND - 0.55%
75,000	Napa, CA, Solid Waste, 5.06%, 8/1/13	76,500

TOTAL FOR MUNICIPAL BOND (Cost $76,125) - 0.55%		76,500

BONUS CERTIFICATE - 2.78%
400,000	Commerzbank Bonus Certificate 1/19/16 *	390,000

TOTAL FOR BONUS CERTIFICATE (Cost $381,800) - 2.78%		390,000

TOTAL INVESTMENTS (Cost $14,050,807) - 98.45%		13,804,356

OTHER ASSETS LESS LIABILITIES - 1.55%		217,130

NET ASSETS - 100.00%		$ 14,021,486

* Non-income producing
** Variable rate security; the coupon rate shown represents the yield at August 31, 2010.
*** American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Statement of Assets and Liabilities
August 31, 2010

Assets:
Investments in Securities, at Fair Value (Cost $14,050,807)	$ 13,804,356

Receivable for Investments Sold	230,278
Interest Receivable	27,983
Dividend Receivable	22,906
Prepaid Expenses	10,872
Total Assets	14,096,395
Liabilities:
Payables:
Investment Advisor Fee Payable (a)	1,555
Payable to Trustees & Officers	2,254
Payable to Transfer Agent	2,983
Due to Custodian	57,620
Other Accrued Expenses	10,497
Total Liabilities	74,909
Net Assets	$ 14,021,486

Net Assets Consist of:
Paid In Capital	$ 16,378,492
Accumulated Undistributed Net Investment Income	147,335
Accumulated Net Realized (Loss) on Investments	(2,257,890)
Net Unrealized (Depreciation) in Value of Investments	(246,451)
Net Assets (unlimited shares authorized; 1,702,495 shares outstanding)	$ 14,021,486

Net Asset Value and Offering Price Per Share	$ 8.24

Short-term Redemption Price Per Share ($8.24 x 0.995) *	$ 8.20

* The Fund will deduct a 0.50% redemption fee from redemption proceeds if you purchase shares and then redeem those shares within 30 calendar days of purchase.
(a) See Note 5 in the Notes to the Financial Statements.
The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Statement of Operations
For the year ended August 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $1,735)	$ 251,819
Interest	147,492
Total Investment Income	399,311

Expenses:
Advisory Fees (a)	97,558
Transfer Agent Expense	32,995
Administrative Expense	31,052
Fund Accounting Expense	22,658
Registration Expense	20,362
Legal Expense	17,526
Audit Expense	9,910
Custody Expense	9,406
Trustee Expense	8,412
Chief Compliance Officer Expense	7,881
Miscellaneous Expense	2,425
Insurance Expense	1,067
Printing and Mailing Expense	288
Total Expenses	261,540
Fees Waived and Reimbursed by the Advisor (a)	(105,447)
Net Expenses	156,093

Net Investment Income	243,218

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	565,841
Net Realized Gain on Written Options	11,405
Net Change in Unrealized (Depreciation) on Investments	(491,965)
Net Change in Unrealized (Depreciation) on Written Options	(6,225)
Net Realized and Unrealized Gain on Investments	79,056

Net Increase in Net Assets Resulting from Operations	$ 322,274

(a) See Note 5 in the Notes to the Financial Statements.
The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Statements of Changes in Net Assets

	Years Ended
	8/31/2010	8/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 243,218	$ 193,639
Capital Gain Dividends From Real Estate Investment Companies	-	1,171
Net Realized Gain (Loss) on Investments and Call Options Written	577,246	(2,201,630)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Call Options Written	(498,190)	713,095
Net Increase (Decrease) in Net Assets Resulting from Operations	322,274	(1,293,725)

Distributions to Shareholders:
Net Investment Income	(289,491)	(299,096)
Net Change in Net Assets from Distributions	(289,491)	(299,096)

Capital Share Transactions:
Proceeds from Sale of Shares	4,786,707	2,772,998
Shares Issued on Reinvestment of Dividends	273,532	292,991
Early Redemption Fees *	-	52
Cost of Shares Redeemed	(1,561,728)	(891,874)
Net Increase from Shareholder Activity	3,498,511	2,174,167

Net Assets:
Net Increase in Net Assets	3,531,294	581,346
Beginning of Year	10,490,192	9,908,846
End of Year (Including Accumulated Undistributed Net
Investment Income of $147,335 and $193,608, respectively)	$ 14,021,486	$ 10,490,192

Share Transactions:
Shares Sold	557,197	354,585
Shares Issued on Reinvestment of Dividends	31,843	39,700
Shares Redeemed	(183,642)	(120,884)
Net Increase in Shares	405,398	273,401
Outstanding at Beginning of Year	1,297,097	1,023,696
Outstanding at End of Year	1,702,495	1,297,097

* The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.
The accompanying notes are an integral part of these financial statements.

Archer Balanced Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended		Year Ended		Year Ended	Year Ended		Period Ended
	8/31/2010		8/31/2009		8/31/2008	8/31/2007		8/31/2006	(a)

Net Asset Value, at Beginning of Period	$ 8.09		$ 9.68		$ 11.31	$ 10.75		$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income	0.16	*	0.17	*	0.33	0.29		0.29
Net Gain (Loss) on Securities (Realized and Unrealized)	0.19		(1.48)		(1.46)	0.79		0.53
Total from Investment Operations	0.35		(1.31)		(1.13)	1.08		0.82

Distributions:
Net Investment Income	(0.20)		(0.28)		(0.25)	(0.29)		(0.07)
Realized Gains	0.00		0.00		(0.25)	(0.23)		0.00
Total from Distributions	(0.20)		(0.28)		(0.50)	(0.52)		(0.07)

Proceeds from Redemption Fees	-		-	**	-	-	**	-	**

Net Asset Value, at End of Period	$ 8.24		$ 8.09		$ 9.68	$ 11.31		$ 10.75

Total Return ***	4.23%		(13.28)%		(10.46)%	10.09%		8.24%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,021		$ 10,490		$ 9,909	$ 10,749		$ 8,112
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	2.01%		2.93%		2.30%	2.21%		3.00%	†
Ratio of Net Investment Income to Average Net Assets	1.06%		0.57%		2.10%	1.85%		1.47%	†
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%		1.20%		1.20%	1.20%		1.20%	†
Ratio of Net Investment Income to Average Net Assets	1.87%		2.29%		3.20%	2.86%		3.27%	†
Portfolio Turnover	77.73%		79.42%		115.68%	66.98%		82.91%

(a) For the period September 27, 2005 (the date the Fund commenced operations) through August 31, 2006.
(b) Not Annualized
† Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2010

NOTE 1. ORGANIZATION

Archer Balanced Fund, a series of the Unified Series Trust (the "Transferring Fund"), was an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002.  The Fund commenced operations on September 27, 2005.

At the November 9, 2009 Board Meeting for the Unified Series Trust (“UST”), the Board of Trustees, including the Independent Trustees, voted unanimously to approve the reorganization of the Fund into the Archer Investment Series Trust, a newly created stand-alone trust.  The Trustees reviewed a draft Agreement and Plan of Reorganization, as well as a supplemental letter from the Advisor affirming the advisor’s commitment to (i) indemnify the UST and its related parties from claims relating to the reorganization and other causes and (ii) bear the expenses of the reorganization and closing of the Fund as a series of the UST.  Subsequently, pursuant to proxy the shareholders of the Fund approved the reorganization.

Accordingly, effective as of the close of business on June 11, 2010, pursuant to an Agreement and Plan of Reorganization (the "Reorganization") the Fund, a series of the Archer Investment Series Trust (the “Fund”) received all the assets and liabilities of the Transferring Fund.  The shares of the Transferring Fund were exchanged for the shares of the Fund, valued at $ 8.31.  The Transferring Fund’s net assets on the date of the reorganization of $ 13,701,589, including $ 35,444 of unrealized appreciation and $ 1,211,239 of capital loss carryforwards, were combined with those of the Fund.  The combined assets immediately after the acquisition amounted to $ 13,701,589 for 1,648,686 shares outstanding.  The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Transferring Fund as of the date of the Reorganization.  The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America.

The Fund was organized as a diversified series of Archer Investment Series Trust, an Ohio business trust (the “Trust”).  The Trust is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”) and registered under the Investment Company Act of 1940, as amended ("1940 Act").   The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently has one series of funds authorized by the Trustees.  The investment objective of the Fund is total return.  Total return is comprised of both income and capital appreciation. The investment advisor to the Fund is Archer Investment Corporation, Inc. (the “Advisor”). The Fund commenced operations on June 11, 2010.

Since the Reorganization mainly affects the underlying legal structure of the Fund and related entities and did not affect the ongoing operations of the Fund, the appended financial statements for the Fund are presented with the periods before and after the Reorganization combined.

 NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with GAAP.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2007-2010, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended August 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Redemption Fee - To discourage short-term trades by investors, the Fund will impose a redemption fee of 0.50% of the total redemption amount (calculated at market value) if shares are redeemed within thirty calendar days of purchase. There were no redemption fees collected for the Fund for the year ended August 31, 2010.

Options Written - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an  inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, American Depositary Receipts, estate investment trusts, exchanged-traded funds, real preferred securities and bonus certificates, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

 Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, municipal bonds and structured notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor used inputs such as pricing of similar securities and market movements of the underlying common stock to fair value reverse convertible bonds.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at August 31, 2010 in valuing the Fund’s investments:

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 8,626,159	$ -	-	$ 8,626,159
Real Estate Investment Trust	449,225	-	-	449,225
Preferred Securities	74,190	-	-	74,190
Corporate Bonds *	-	4,188,282	-	4,188,282
Municipal Bonds	-	76,500	-	76,500
Bonus Certificate	-	390,000	-	390,000
Total	$ 9,149,574	$ 4,654,782	-	$ 13,804,356

*Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for the year ended August 31, 2010.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may sell covered call options as part of its investment program to obtain market exposure or to manage risk or hedge against adverse market conditions.  The option is “covered” because the Fund owns the stock at the time it sells the option.  When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (exercise price) during the life of the option.  If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price.  As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund.

The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums.  However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

For the year ended August 31, 2010, transactions in options written were as follows (100 shares of common stock underly each option contract):

	Number of	Premiums
	Contracts	Received
Options outstanding at August 31, 2009	150	$ 8,725
Options written	180	6,030
Options exercised	(100)	(3,350)
Options expired	(230)	(11,405)
Options terminated in closing purchase transaction	-	-
Options outstanding at August 31, 2010	-	$ -

The Fund adopted Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, effective July 1, 2009.

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended August 31, 2010 by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Call options Written	Net Realized Gain on Written Options	$11,405	Net Change in Unrealized (Depreciation) on Written Options	$(6,225)

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average net assets.  For the year ended August 31, 2010, the Advisor earned fees of $97,558 from the Fund before the waiver and reimbursement described below.  At August 31, 2010, the Fund owed the Advisor $1,555 for advisory fees.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2011 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.20% of the Fund’s average daily net assets. For the year ended August 31, 2010, the Advisor waived fees and/or reimbursed expenses of $105,447.  Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2013 totaled $368,191.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at August 31, 2010 were as follows:

Subject to Repayment
Amount	by August 31,
$116,258	2011
$146,486	2012
$105,447	2013

The Trust retained Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period September 1, 2009 through June 30, 2010, Unified earned fees of $25,701 for administrative services provided to the Fund.  For the period July 1, 2010 through August 31, 2010, the Advisor earned fees of $5,351 for administrative services provided to the Fund. At August 31, 2010, the Fund owed the Advisor $432 for administrative services.  Certain Officers of the Fund are also employees, officers, and or directors of Mutual Shareholder Services LLC (“MSS”). Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian. For the year ended August 31, 2010, the Custodian earned fees of $9,406 for custody services provided to the Fund. At August 31, 2010, the Fund owed the Custodian $323 for custody services.

The Trust also retained Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the period September 1, 2009 through June 30, 2010, Unified earned fees of $31,394 from the Fund for transfer agent services. For the period September 1, 2009 through June 30, 2010, Unified earned fees of $19,042 from the Fund for fund accounting services.

MSS provided transfer agent and fund accounting services from July 1, 2010 through August 31, 2010.  MSS earned fees of $1,601 for transfer agent fees and $3,616 for fund accounting fees for the period July 1, 2010 through August 31, 2010.  At August 31, 2010, the Fund owed MSS $801 for transfer agent services. At August 31, 2010, the Fund owed MSS $1,751 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating  0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2011.

NOTE 6.  INVESTMENTS

For the year ended August 31, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $13,316,016 and $9,823,848, respectively.

At August 31, 2010, the net unrealized appreciation (depreciation) of investments (including open positions in written options) for tax purposes, was as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$453,918	$(700,369)	$(246,451)

At August 31, 2010, the aggregate cost of securities for federal income tax purposes was $14,050,807.

NOTE 7.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act.  As of August 31, 2010, Sterne Agee & Leach, Inc. held in omnibus accounts for the benefit of others approximately 58% of the voting securities of the Fund and may be deemed to control the Fund.

NOTE 9. DISTRIBUTIONS

On December 23, 2009, the Fund paid an income distribution of $0.2006 per share to shareholders of record on December 22, 2009.

The tax characterization of distributions for the fiscal years ended August 31, 2010 and August 31, 2009 were as follows:

	2010	2009
Ordinary Income	$289,491	$299,096
Short-Term Capital Gains	-	-
Long-Term Capital Gains	-	-
Total	$289,491	$299,096

At August 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 147,335
Capital loss carryforward	(2,263,132)
Net unrealized appreciation (depreciation)	(246,451)
Total	$ (2,362,248)

At August 31, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of post-October losses in the amount of $1,051,893, straddle adjustments, and the timing of income generated from certain underlying investments.

NOTE 10. CAPITAL LOSS CARRYFORWARD

At August 31, 2010, the Fund had available for federal tax purposes unused capital loss carryforwards of $2,263,132, which are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount	Expires August 31,
$68,795	2016
$1,142,444	2017
$1,051,893	2018

NOTE 11. CHANGE IN SERVICE PROVIDERS

The Board approved the hiring of MSS as the new transfer agent and fund accountant. The former contracts with Unified (for transfer agent and fund accounting services) were terminated effective July 1, 2010. See Note 5.

NOTE 12. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2010-06 will have on the Fund’s financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Archer Balanced Fund

(Archer Investment Series Trust)

We have audited the accompanying statement of assets and liabilities of Archer Balanced Fund, including the schedule of investments, as of August 31, 2010, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights for each of the four periods ended August 31, 2009 were audited by other auditors whose report dated October 30, 2009 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Archer Balanced Fund as of August 31, 2010, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Patke & Associates, Ltd.

October 29, 2010

Lincolnshire, Illinois

Archer Balanced Fund
Expense Illustration
August 31, 2010 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010 through August 31, 2010).
Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2010	August 31, 2010	March 1,2010 to August 31,2010

Actual	$1,000.00	$1,042.33	$6.18
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Value Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ARCHER BALANCED FUND

TRUSTEES AND OFFICERS

AUGUST 31, 2010 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (DOB – 08/04/47 ) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (DOB – 5/18/55) Independent Trustee, January 2010 to present	GOODIN, ORZESKE & BLACKWELL, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: .9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 1 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy Patton (DOB – 4/10/69) Trustee & President, December 2009 to present	Frontier CPA Group – Managing Partner. 1996-2004 Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Gregory Getts, (DOB – 07/24/57) Treasurer, December 2009 to present	Mutual Shareholders Services, LLC – Principal Owner. January 1999 – present.
C. Richard Ropka, Esq. (10/21/63) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present, Attorney - Rabil, Ropka, Kingett and Stewart, LLC January 1, 2004 – May 1, 2008
Sara Mahon Chief Compliance Officer, December 2009 to present

Executive Assistant/Compliance,  Archer Financial Advisors, Inc.,  2006 – present, Executive Assistant/Compliance,  Archer Balanced Fund (NASDAQ: ARCHX), 2006 – present; Executive Assistant, Frontier Investment Advisors/Fiducial, 2001 – 2006.

*    The address for each trustee and officer of the Trust is 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 1 series

ARCHER BALANCED FUND

ADDITIONAL INFORMATION

AUGUST 31, 2010 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended August 31, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Management Agreement Renewal

The approval of the Fund’s Management Agreement (“Agreement”) between the Trust and Advisor was considered by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and each an “Independent Trustee”) at an in person meeting held on January 28, 2010.

The Board noted that all participants acknowledged receiving and reviewing the 15(c) materials compiled by the Administrator and provided in advance of the meeting. It was also noted that no changes had been proposed to the predecessor Archer Fund’s Agreement or expense cap side letter, except to extend the term of the side letter through December 31, 2011.  The Board indicated that the materials specifically provided to the Board included the following information: (i) executed copies of the Fund’s Management Services Agreement and proposed expense cap side letter, (ii) a certification from the Advisor that it had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws, (iii) the Advisor Form ADV Part I and II and accompanying schedules, (iv) reports provided by the Administrator regarding the predecessor Fund’s performance for the year to date, past three months, and one-year periods and comparisons of the same to the Fund’s benchmark(s) and peer group for the same periods, and (v) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator.

The Board members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust, and their own business judgment, to be relevant. As a result, the Board summarized its review as follows:

          (i)            The Nature, Extent and Quality of Services – The Board noted that the Advisor manages approximately $35 million in assets, of which the Fund represented approximately $12.7 million in assets, as of January 28, 2010. The Board reviewed the responses from the Advisor as to the resources provided to the Fund, and considered the adequacy of such resources in light of the desired growth in the levels of Fund assets, and whether the resources are sufficient to sustain performance, compliance and other needs. The Board noted that the Advisor was not proposing a reduction in the level of advisory services provided to the predecessor   Fund.  The Board determined that the Advisor will now provide two portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Fund.

          (ii)           Fund Performance – The Board discussed the predecessor’s Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance. The Board noted that the Administrator reported that for the three months ended March 31, 2009, the predecessor Fund had underperformed its peer group and benchmark, the Dow Jones Conservative Portfolio Index and the S&P 500 Index, as reported by the Administrator. However, they noted that the Fund had outperformed the S&P 500 Index, and had only moderately underperformed its peer group average, for the one-year period ended March 31, 2009. The President of the Advisor noted that, on the equity side, the Fund owns health care and utility stocks, which are undervalued and underperforming relative to the S&P 500 Index, but which have positive cash flows. With respect to the fixed income side, the President of the Advisor reported that the Fund was now investing in structured CDs that are principal protected and that the Advisor had reduced the Fund’s beta, a measurement of risk, by more than 15% since the previous yeaThe co-portfolio manager stated his belief that the Fund was well positioned for rising inflation.

          (iii)           Fee Rates and Profitability – The Board noted that the Fund’s advisory fee of 0.75% was lower than its peer group average, and that the Advisor has been capping total operating expenses at 1.20%, which expense ratio (after fee waivers and expense reimbursements) is lower than the average total expense ratio of the Fund’s peer group. The Board noted that the current expense cap agreement will expire by its terms on December 31, 2011.  The Board noted that the Advisor had reported that the Agreement had not been profitable since the Fund’s inception, due to the Fund’s small size, and because the Advisor is waiving its advisory fee and reimbursing Fund expenses each month. The Board questioned the President of the Fund regarding the Advisor’s resources, and was reassured by him that his affiliated CPA business revenues were sufficient to cover the fee cap. The Advisor noted that the proposed tax-free reorganization of the predecessor Fund into this Fund and the new service contracts entered into with this Fund, the expenses will considerably be reduced, thereby providing for profitability to the Advisor.  Finally, the Board noted the Advisor reported it had not entered into soft dollar arrangements.

          (iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Board also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Board noted that the Advisor had reported seeking additional distribution of the Fund through relationships with 401(k) providers and other CPA firms. In addition, the Advisor reported that the Fund’s new portfolio manager had the potential to attract significant new assets to the Fund. The Board noted it did not appear the Advisor had begun to realize any significant economies of scale from managing the Fund.

          The Board indicated that it had determined that the Fund’s advisory fee (after fee waivers and reimbursements by the Advisor) was reasonable.  After reviewing and discussing the materials, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Advisor to the Fund, within the meaning of the 1940 Act, unanimously determined that the Agreement was reasonable and should be approved.

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Patke & Associates, Ltd.

300 Village Green Drive, Suite 210

Lincolnshire, IL 60069

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 8,000

FY 2009

$ 8,000

(b)

Audit-Related Fees

Registrant

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2010

$ 0

FY 2009

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date August 30, 2010

* Print the name and title of each signing officer under his or her signature.